FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is made this 22nd day of March, 2000, by and among ARGUSS HOLDINGS, INC., a Delaware corporation with its principal office at One Church Street, Suite 302, Rockville, Maryland 20850 (the "Borrower"), each of the Lenders named herein on the signature pages hereof (the "Lenders" and each individually, a "Lender"), BANK OF AMERICA, N.A., a national banking association (successor by merger to NationsBank, N.A.), as agent for the Lenders (in such capacity, the "Agent"), and BANC OF AMERICA SECURITIES LLC (successor by merger to NationsBanc Montgomery Securities LLC) ("BAS"), as the Syndication agent and arranger.

     A. The Borrower, the Lenders, the Agent and BAS are parties to a Credit Agreement dated as of March 19, 1999 (said Credit Agreement, as thereafter amended from time to time, the "Credit Agreement") All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Credit Agreement.

     B. The Borrower has requested that the Lenders increase the maximum principal amount available under the Revolving Loans from Seventy Million Dollars ($70,000,000) to One Hundred Twenty Million Dollars ($120,000,000) and that the Lenders, the Agent and BAS amend the Credit Agreement to reflect such increase and make such other amendments to the Credit Agreement as more particularly described herein, and the Lenders, the Agent and BAS have agreed, on the condition, among others, that this Agreement be executed and delivered by the Borrower.

     NOW THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Agent and BAS hereby agree as follows:

     1. RECITALS. The parties hereto acknowledge and agree that the above Recitals are true and correct in all respect and that the same are incorporated herein and made a part hereof by reference.

     2. DEFINITIONS. From and after the effective date hereof, the following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

          "Aggregate Revolving Commitments" means the sum of the Revolving Commitments, which is, One Hundred Twenty Million Dollars ($120,000,000).

          "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan on Schedule A-1 attached hereto or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

          "Commitment" means each Lender's individual obligation to make Revolving Loans and the Term Loan in a principal amount not to exceed the dollar amounts shown opposite its name on Schedule A-1 attached hereto, as such amount may be reduced from time to time pursuant to Sections 2.7, 2.13 and 11.3(a).

          "Revolving Commitment Percentage" means the percentage that the Revolving Commitment of each Lender bears to the Aggregate Revolving Commitments, which percentage is shown opposite the name of such Lender on Schedule A-1 attached hereto, as such percentage may be adjusted from time to time as provided in Sections 2.13 and 11.3(a).

          "Term Commitment Percentage" means the percentage that the Term Commitment of each Lender bears to the Aggregate Term Commitments, which percentage is shown opposite the name of such Lender on Schedule A-1 attached hereto, as such percentage may be adjusted from time to time as provided in Section 11.3(a).

     3. NOTICES. From and after the effective date hereof, any notice required to be given to any Lender pursuant to the Credit Agreement shall be given to such Lender at the address set forth on Schedule A-1 attached hereto as the Address for Notices for such Lender.

     4. PERMITTED ACQUISITIONS. From and after the effective date hereof Section 2.5(a)(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                    (vi) The Permitted Acquisition Price shall not (A) exceed twenty five percent (25%) of the Borrower's Consolidated Net Worth as shown on the most recent Financial Statements required to be delivered to the Lenders pursuant to Sections 6.1(a) and (b), or (B) cause the aggregate Permitted Acquisition Price for all such Acquisitions to exceed the lesser of (aa) Fifty Million Dollars ($50,000,000) in any twelve (12) month period (excluding the Permitted Acquisition Price of any such Acquisitions which are expressly approved by the Required Lenders during such period), or (bb) fifty percent (50%) of the Borrower's Consolidated Net Worth in any fiscal year as shown on the most recent Financial Statements required to be delivered to the Lenders pursuant to Sections 6.1(a) and (b). The parties hereto acknowledge that for purposes of subparagraph B(aa) above, the date of this Agreement shall constitute the beginning of a new twelve month period and no previous Acquisitions shall be counted towards the limit set forth in subparagraph B(aa) above.

     5. FUNDED DEBT. From and after the effective date hereof, Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          Section 7.1 FUNDED DEBT. Create, incur, assume or suffer to exist or permit any Subsidiary to create, incur, assume or suffer to exist any Funded Debt except:

               (a) Funded Debt of the Borrower or the Subsidiaries under this Agreement or the Notes;

               (b) Funded Debt of the Borrower and each Subsidiary subordinated on terms satisfactory to the Required Lenders to the Borrower's and each Subsidiary's respective obligations under the Notes and the Loan Documents;

               (c) Funded Debt of the Borrower and each Subsidiary secured by Liens permitted by Section 7.2 (e) not to exceed One Million Dollars ($1,000,000) in the aggregate;

               (d) Funded Debt or other obligations incurred in connection with Earn Out Provisions;

               (e) Funded Debt incurred in connection with Capitalized Lease Obligations, but not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate;

               (f) Funded Debt secured by one or more mortgage(s) or deed(s) of trust on real property of the Borrower or any Subsidiary in an amount not to exceed Five Million Dollars ($5,000,000) in the aggregate;

               (g) Funded Debt listed on SCHEDULE 7.1 attached hereto;

               (h) Up to Five Million Dollars ($5,000,000) in the aggregate of any Funded Debt (other than the Funded Debt referred to in Sections 7.1(a)-(g) above) assumed in connection with any Permitted Acquisition and which has been or will be, paid or refinanced within six (6) months from the date of the closing of the Permitted Acquisition by a Revolving Loan;

               (i) Additional Funded Debt, including, but not limited to Funded Debt incurred by the Borrower arising out of any swap agreement (as defined in 11 U.S.C. 101) or under any foreign exchange contracts on a mark to market basis, in an amount when combined with the Funded Debt referred to in Sections 7.1 (b) - (h) above) does not exceed Ten Million Dollars ($10,000,000) in the aggregate; and

               (j) Funded Debt incurred in connection with certain consignment Inventory from TCI.

     6. PROPOSED ACQUISITIONS. The parties hereto acknowledge and agree that the Permitted Acquisition Price for the proposed acquisitions of Precision Valley Communications Corp., Renegade Construction Corp. and U.S. Communications Corp. by an Acquisition Company shall not be counted towards the limitation on Permitted Acquisition Price set forth in Section 2.4(a)(vi) of the Credit Agreement as amended herein.

     7. EXTENSION OF REVOLVING COMMITMENT TERMINATION DATE. The Parties hereto acknowledge and agree that pursuant to Section 2.13 of the Credit Agreement each of the Lenders has agreed to extend the Revolving Commitment Termination Date for an additional term of one (1) year.

     8. LOAN FEE. In consideration of the Lenders' agreement to increase the Aggregate Revolving Commitments, the Borrower agrees to pay the Lenders at the time of the execution of this agreement, a loan fee in the amount of One Hundred Twenty Five Thousand Dollars ($125,000), which fee shall be considered earned when paid and is not refundable, to be paid to the respective Lenders and in the amounts set forth in the invitation letter from the Agent to the Borrower.

     9. CONDITIONS PRECEDENT. This Agreement shall become effective on the date the Agent receives the following, each of which shall be satisfactory in form and substance to the Agent, BAS and the Lenders:

        (a) An Amended and Restated Revolving Credit Note issued and delivered by the Borrower to Bank of America, N.A. in the form of EXHIBIT A attached hereto and incorporated herein by reference, payable to the order of Bank of America, N.A. in the maximum principal amount of Thirty Six Million Five Hundred Thousand Dollars ($36,500,000) (the "Bank of America Replacement Note").

        (b) An Amended and Restated Revolving Credit Note issued and delivered by the Borrower to Crestar Bank in the form of EXHIBIT B attached hereto and incorporated herein by reference, payable to the order of Crestar Bank in the maximum principal amount of Thirteen Million Two Hundred Thousand Dollars ($13,200,000) (the "Crestar Bank Replacement Note").

        (c) An Amended and Restated Revolving Credit Note issued and delivered by the Borrower to Fleet Bank, N.A. in the form of EXHIBIT C attached hereto and incorporated herein by reference, payable to the order of Fleet Bank, N.A. in the maximum principal amount of Thirteen Million Two Hundred Thousand Dollars ($13,200,0000) (the "Fleet Bank Replacement Note").

        (d) An Amended and Restated Revolving Credit Note issued and delivered by the Borrower to Keybank, National Association in the form of EXHIBIT D attached hereto and incorporated herein by reference, payable to the order of Keybank, National Association in the maximum principal amount of Twenty Four Million Dollars ($24,000,000) (the "Keybank Replacement Note").

        (e) An Amended and Restated Revolving Credit Note issued and delivered by the Borrower to Union Bank of California, N.A. in the form of EXHIBIT E attached hereto and incorporated herein by reference, payable to the order of Union Bank of California, N.A. in the maximum principal amount of Twenty Million Four Hundred Thousand Dollars ($20,400,000) (the "Union Bank Replacement Note").

        (f) An Amended and Restated Revolving Credit Note issued and delivered by the Borrower to National City Bank in the form of EXHIBIT F attached hereto and incorporated herein by reference, payable to the order of National City Bank in the maximum principal amount of Twelve Million Seven Hundred Thousand Dollars ($12,700,000) (the "National City Bank Replacement Note").

        (g) Proof that the Borrower has paid all costs and expenses to the Agent in connection with this Agreement, including but not limited to the Agent's reasonable attorney's fees; and

        (h)  Such   other   information,   instruments,   opinions,   documents,
certificates and reports as the Agent, BAS or the Lenders may deem necessary.

     10. COUNTERPARTS. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

     11. LOAN DOCUMENTS; GOVERNING LAW; ETC. This Agreement is one of the Loan Documents defined in the Credit Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

     12. ACKNOWLEDGMENTS. The Borrower hereby confirms to the Agent, the Lenders' and BAS the enforceability and validity of each of the Loan Documents. In addition, the Borrower hereby agrees to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrower under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. The Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents.

     13. MODIFICATIONS. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

     14. FULL FORCE AND EFFECT. Except as expressly set forth above, the provisions of the Credit Agreement shall continue in full force and effect and are hereby ratified and confirmed. A default under this Agreement shall be a default under the Credit Agreement.

                         [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed as of the date first above written by its duly authorized officer and the Agent, BAS and each Lender have caused it to be executed by their duly authorized officers.


WITNESS/ATTEST:                            ARGUSS HOLDINGS, INC.



                                           By /s/ Arthur Trudel
-----------------------------                -------------------------------
                                             Name:   Arthur Trudel
                                             Title:  Chief Financial Officer

WITNESS:                                   BANK OF AMERICA, N.A.
                                            as Agent

                                           By: /s/ Elizabeth P. Shore
-----------------------------                -------------------------------
                                             Name:   Elizabeth P. Shore
                                             Title:  Senior Vice President

WITNESS:                                   BANC OF AMERICA SECURITIES LLC
                                            as syndication agent and arranger


                                           By: /s/ Terrance Katon
-----------------------------                -------------------------------
                                             Name:   Terrance Katon
                                             Title:  Principal

WITNESS:                                   BANK OF AMERICA, N.A.
                                           6610 Rockledge Drive, Suite 300
                                           Bethesda, Maryland  20817


                                           By: /s/ Elizabeth P. Shore
-----------------------------                -------------------------------
                                             Name:   Elizabeth P. Shore
                                             Title:  Senior Vice President

WITNESS:                                   CRESTAR BANK
                                           1445 New York Avenue, N.W.
                                           Washington, D.C.  20005


                                           By: /s/ Diane E. Bauman
-----------------------------                -------------------------------
                                             Name:   Diane E. Bauman
                                             Title:  Vice President

WITNESS:                                   FLEET BANK, N.A.
                                           1185 Avenue of the Americas
                                           New York, New York  10036


                                           By: /s/ Thomas J. Levy
-----------------------------                -------------------------------
                                             Name:   Thomas J. Levy
                                             Title:  Vice President

WITNESS:                                   KEYBANK, NATIONAL ASSOCIATION
                                           1 Canal Plaza
                                           Portland, Maine  04101
                                           By: /s/ Noel B. Graydon
-----------------------------                -------------------------------
                                             Name:   Noel B. Graydon
                                             Title:  Senior Vice President

WITNESS:                                   UNION BANK OF CALIFORNIA, N.A.
                                           445 South Figueroa Street, 18th Floor
                                           Los Angeles, California  90071


                                           By: /s/ J. Scott Jessup
-----------------------------                -------------------------------
                                             Name:   J. Scott Jessup
                                             Title:  Vice President

WITNESS:                                   NATIONAL CITY BANK
                                           1900 East 9th Street, Loc 2077
                                           Cleveland, Ohio  44114


                                           By: /s/ Barry Robinson
-----------------------------                -------------------------------
                                             Name:   Barry Robinson
                                             Title:  Assistant Vice President

                                  SCHEDULE A-1

Type of                                        Amount of            Commitment
 Loan                                          Commitment           Percentage
-------                                        ----------           ----------

Term                                           $9,000,000              30%

Revolving                                     $36,500,000              30.417%



--------------------------

Lending Office for Eurodollar Loans:
(Term Loan and Revolving Loans)           BANK OF AMERICA, N.A.
                                          6610 Rockledge Drive, Suite 300
                                          Bethesda, Maryland  20817


Lending Office for Base Rate Loans:
(Term Loan and Revolving Loans)           BANK OF AMERICA, N.A.
                                          6610 Rockledge Drive, Suite 300
                                          Bethesda, Maryland  20817

Address for Notices:                      BANK OF AMERICA, N.A.
                                          6610 Rockledge Drive, Suite 300
                                          Bethesda, Maryland  20817
                                          Attn:  Ms. Maria Manos Reed
                                          Senior Vice President
                                          (301) 493-7072

Type of                                        Amount of            Commitment
 Loan                                          Commitment           Percentage
-------                                        ----------           ----------

Term                                           $3,300,000              11%

Revolving                                     $13,200,000              11%



--------------------------

Lending Office for Eurodollar Loans:
(Term Loan and Revolving Loans)           CRESTAR BANK
                                          1445 New York Avenue, N.W.
                                          Washington, D.C.  20005


Lending Office for Base Rate Loans:
(Term Loan and Revolving Loans)           CRESTAR BANK
                                          1445 New York Avenue, N.W.
                                          Washington, D.C.  20005

Address for Notices:                      CRESTAR BANK
                                          1445 New York Avenue, N.W.
                                          Washington, D.C.  20005
                                          Attn:  Hathi Simmelink
                                          (202) 879-6331

Type of                                        Amount of            Commitment
 Loan                                          Commitment           Percentage
-------                                        ----------           ----------

Term                                           $3,300,000              11%

Revolving                                     $13,200,000              11%



--------------------------

Lending Office for Eurodollar Loans:
(Term Loan and Revolving Loans)           FLEET BANK, N.A.
                                          1185 Avenue of the Americas
                                          New York, New York  10036


Lending Office for Base Rate Loans:
(Term Loan and Revolving Loans)           FLEET BANK, N.A.
                                          1185 Avenue of the Americas
                                          New York, New York  10036

Address for Notices:                      FLEET BANK, N.A.
                                          1185 Avenue of the Americas
                                          New York, New York  10036
                                          Attn:  Ms. Delores Jones
                                          (212) 819-5751

Type of                                        Amount of            Commitment
 Loan                                          Commitment           Percentage
-------                                        ----------           ----------

Term                                           $6,000,000              20%

Revolving                                     $24,000,000              20%



--------------------------

Lending Office for Eurodollar Loans:
(Term Loan and Revolving Loans)           KEYBANK, NATIONAL ASSOCIATION
                                          1 Canal Plaza
                                          Portland, Maine  04101


Lending Office for Base Rate Loans:
(Term Loan and Revolving Loans)           KEYBANK, NATIONAL ASSOCIATION
                                          1 Canal Plaza
                                          Portland, Maine  04101

Address for Notices:                      KEYBANK, NATIONAL ASSOCIATION
                                          1 Canal Plaza
                                          Portland, Maine  04101
                                          Attn:  Ms. Missy Cookson
                                          (207) 874-7021

Type of                                        Amount of            Commitment
 Loan                                          Commitment           Percentage
-------                                        ----------           ----------

Term                                           $5,100,000              17%

Revolving                                     $20,400,000              17%



--------------------------

Lending Office for Eurodollar Loans:
(Term Loan and Revolving Loans)           UNION BANK OF CALIFORNIA, N.A.
                                          445 South Figueroa Street, 18th Floor
                                          Los Angeles, California  90071


Lending Office for Base Rate Loans:
(Term Loan and Revolving Loans)           UNION BANK OF CALIFORNIA, N.A.
                                          445 South Figueroa Street, 18th Floor
                                          Los Angeles, California  90071

Address for Notices:                      UNION BANK OF CALIFORNIA, N.A.
                                          445 South Figueroa Street, 18th Floor
                                          Los Angeles, California  90071
                                          Attn:  Mr. Scott Jessup
                                          (213) 236-4023

Type of                                        Amount of            Commitment
 Loan                                          Commitment           Percentage
-------                                        ----------           ----------

Term                                           $3,300,000              11%

Revolving                                     $12,700,000              10.583%



--------------------------

Lending Office for Eurodollar Loans:
(Term Loan and Revolving Loans)           NATIONAL CITY BANK
                                          1900 East 9th Street, Loc 2077
                                          Cleveland, Ohio  44114


Lending Office for Base Rate Loans:
(Term Loan and Revolving Loans)           NATIONAL CITY BANK
                                          1900 East 9th Street, Loc 2077
                                          Cleveland, Ohio  44114

Address for Notices:                      NATIONAL CITY BANK
                                          1900 East 9th Street, Loc 2077
                                          Cleveland, Ohio  44114
                                          Attn:  Ms. Kelly Moyer
                                          (216) 575-9322

                                     CONSENT

     Pursuant to the terms and provisions of the attached First Amendment to Credit Agreement (the "Amendment"), by and between the Borrower, the Lender's named in the signature pages therein (the "Lenders" and each individually a "Lender"), Bank of America, N.A., as agent for the Lenders (the "Agent") and Banc of America Securities LLC ("BAS"), as the syndication agent and arranger, the parties thereto have agreed to modify certain provisions of the Credit Agreement as set forth therein. The Lenders, the Agent and BAS have advised the Borrower and Arguss Communications Group, Inc., a Delaware corporation ("ACG"), Arguss Services Corp., a Delaware corporation ("ASC") and Conceptronic, Inc., a Delaware corporation ("Conceptronic") (each a "Guarantor" and collectively, the "Guarantors") they would not agree to modify the terms of the Credit Agreement without the Guarantors' consent and agreement to the matters hereinbelow set forth.

     NOW THEREFORE, in consideration of, and a material inducement to, the Lenders, the Agent and BAS modifying the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby consent and agree as follows:

     1. CONSENT. The Guarantors expressly hereby consent to the modification of the Credit Agreement and hereby acknowledge and consent to the terms and provisions of the Amendment.

     2. ACG'S RATIFICATION OF GUARANTY. ACG hereby expressly ratifies and reconfirms all of the terms and provisions of that certain Guaranty Agreement dated as of March 19, 1999 (the "ACG Guaranty") in favor of the Agent, as agent for the Lenders, and acknowledges, approves, ratifies and reconfirms its liability as a guarantor of the Guaranteed Obligations (as such term is defined in the ACG Guaranty) and further agrees that the Agent's action in requiring its consent to the modification of the Credit Agreement shall not constitute a waiver of the Agent's right pursuant to the terms of the ACG Guaranty or any of the other Loan Documents to renew, extend, increase the principal amount or otherwise modify the Loans or amend, restate, substitute or otherwise modify the Credit Agreement or any of the other Loan Documents without ACG's prior consent and without affecting ACG's liability therefore. ACG represents and warrants to the Agent that it has no defense to the enforcement of the ACG Guaranty in accordance with its terms as modified hereby as it applies to the Credit Agreement, as amended or any of the Loan Documents.

     3. ASC'S RATIFICATION OF GUARANTY. ASC hereby expressly ratifies and reconfirms all of the terms and provisions of that certain Guaranty Agreement dated as of March 19, 1999 (the "ASC Guaranty") in favor of the Agent, as agent for the Lenders, and acknowledges, approves, ratifies and reconfirms its liability as a guarantor of the Guaranteed Obligations (as such term is defined in the ASC Guaranty) and further agrees that the Agent's action in requiring its consent to the modification of the Credit Agreement shall not constitute a waiver of the Agent's right pursuant to the terms of the ASC Guaranty or any of the other Loan Documents to renew, extend, increase the principal amount or otherwise modify the Loans or amend, restate, substitute or otherwise modify the Credit Agreement or any of the other Loan Documents without ASC's prior consent and without affecting ASC's liability therefore. ASC represents and warrants to the Agent that it has no defense to the enforcement of the ASC Guaranty in accordance with its terms as modified hereby as it applies to the Credit Agreement, as amended or any of the Loan Documents.

     4. CONCEPTRONIC'S RATIFICATION OF GUARANTY. Conceptronic hereby expressly ratifies and reconfirms all of the terms and provisions of that certain Guaranty Agreement dated as of March 19, 1999 (the "Conceptronic Guaranty") in favor of the Agent, as agent for the Lenders, and acknowledges, approves, ratifies and reconfirms its liability as a guarantor of the Guaranteed Obligations (as such term is defined in the Conceptronic Guaranty) and further agrees that the Agent's action in requiring its consent to the modification of the Credit Agreement shall not constitute a waiver of the Agent's right pursuant to the terms of the Conceptronic Guaranty or any of the other Loan Documents to renew, extend, increase the principal amount or otherwise modify the Loans or amend, restate, substitute or otherwise modify the Credit Agreement or any of the other Loan Documents without Conceptronic's prior consent and without affecting Conceptronic's liability therefore. Conceptronic represents and warrants to the Agent that it has no defense to the enforcement of the Conceptronic Guaranty in accordance with its terms as modified hereby as it applies to the Credit Agreement, as amended or any of the Loan Documents.

     5. APPLICABLE LAW. This Consent shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     6. HEADINGS. The headings used herein are for purposes of convenience only and should not be used in construing provisions hereof.

     7. DEFINED TERMS. All defined terms used in this Consent and not defined herein shall have the meaning given to such terms in the Credit Agreement.


                         [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have caused this Consent to be executed by their duly authorized officers under seal, on the day and year first written.



WITNESS/ATTEST:                       ARGUSS COMMUNICATIONS GROUP, INC.



                                      By: /s/ Arthur Trudel               (SEAL)
-----------------------------            ---------------------------------
                                         Name:   Arthur Trudel
                                         Title:  Vice President

WITNESS/ATTEST:                       ARGUSS SERVICES CORP.



                                      By: /s/ Arthur Trudel               (SEAL)
-----------------------------            ---------------------------------
                                         Name:   Arthur Trudel
                                         Title:  Vice President


WITNESS/ATTEST:                       CONCEPTRONIC, INC.



                                      By: /s/ Arthur Trudel               (SEAL)
-----------------------------            ---------------------------------
                                         Name:   Arthur Trudel
                                         Title:  Vice President

                                                                       EXHIBIT A

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE
                   ------------------------------------------

$36,500,000                                                       March 22, 2000

     FOR VALUE RECEIVED, ARGUSS HOLDINGS, INC. (the "Borrower") hereby promises to pay to the order of BANK OF AMERICA, N.A. (the "Lender") at the office of BANK OF AMERICA, N.A. (the "Agent"), or at such other place as may be designated by the Agent, for the account of the Applicable Lending Office of the Lender, in lawful money of the United States of America, and in immediately available funds, (i) on each Interest Payment Date, the unpaid principal amount outstanding of each Eurodollar Loan and each Base Rate Loan (ii) on the Revolving Commitment Termination Date, the principal sum of Thirty Six Million Five Hundred Thousand Dollars ($36,500,000), or the aggregate unpaid principal amount outstanding of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined), whichever is less, and, prior to maturity, to pay interest from the date hereof on said principal sum, or the outstanding balance thereof, whichever is less, in like money and funds, at said office on the date or dates and at the rates or rates provided for in the Credit Agreement.

     The Lender has been authorized by the Borrower to record on the SCHEDULE attached to this Note the amount and date of each Revolving Loan made by the Lender, and the date and amount of each payment of principal thereof received by the Lender, PROVIDED that the failure by the Lender to make any such endorsement or any error therein shall not affect the obligations of the Borrower hereunder.

     This Note is the Bank of America Replacement Note described in that certain First Amendment to Credit Agreement of even date herewith by and among, the Borrower, the Lender, the other Lenders named therein, BAS, and the Agent, (the "First Amendment"), which First Amendment amends that certain Credit Agreement dated March 19, 1999 by and among the Borrower, the Lender, the other Lenders named therein, BAS and the Agent (as from time to time may be amended, modified, supplemented, renewed or extended the "Credit Agreement"), and this Note is one of the Revolving Credit Notes referred to in and entitled to the benefit of the Credit Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This Note amends, restates and increases in its entirety that certain Revolving Credit Note dated March 19, 1999 from the Borrower to the Lender, in the maximum principal amount of Twenty One Million Dollars ($21,000,000) (the "Original Note"). It is expressly agreed that the indebtedness evidenced by the Original Note has not been extinguished or discharged by this Note, provided, however, that the full amount due to the Lender pursuant to the Original Note and this Note combined shall be the amount due to the Lender from the Borrower.

     Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon may become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     In addition and not in limitation of the foregoing the Borrower agrees to pay all reasonable costs and expenses incurred in the collection of this Note, including reasonable attorneys' fees if this Note is collected by or through an attorney at law, or in bankruptcy, receivership, or other court proceeding.

     Reference is made to Section 2.10 of the Credit Agreement for provisions relating to the prepayment hereof.

     The Borrower hereby waives presentment, demand, notice of dishonor, protest, and all other notices whatever.

     This Note shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.


WITNESS/ATTEST:                       ARGUSS HOLDINGS, INC.



 /s/ Haywood Miller                   By: /s/ Arthur Trudel
-----------------------------            -------------------------------
Haywood Miller, Secretary                Name:   Arthur Trudel
--------------                                   -----------------------
                                         Title:  Chief Financial Officer
                                                 -----------------------

                        SCHEDULE TO REVOLVING CREDIT NOTE

                 Principal      Type of      Interest Amount &
Date of Loan      Amount         Loan              Period            Date Repaid
------------      ------         -----             ------            -----------


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


                                                                       EXHIBIT B

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE
                   ------------------------------------------

$13,200,000                                                       March 22, 2000

     FOR VALUE RECEIVED, ARGUSS HOLDINGS, INC. (the "Borrower") hereby promises to pay to the order of CRESTAR BANK (the "Lender") at the office of BANK OF AMERICA, N.A. (the "Agent"), or at such other place as may be designated by the Agent, for the account of the Applicable Lending Office of the Lender, in lawful money of the United States of America, and in immediately available funds, (i) on each Interest Payment Date, the unpaid principal amount outstanding of each Eurodollar Loan and each Base Rate Loan (ii) on the Revolving Commitment Termination Date, the principal sum of Thirteen Million Two Hundred Thousand Dollars ($13,200,000), or the aggregate unpaid principal amount outstanding of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined), whichever is less, and, prior to maturity, to pay interest from the date hereof on said principal sum, or the outstanding balance thereof, whichever is less, in like money and funds, at said office on the date or dates and at the rates or rates provided for in the Credit Agreement.

     The Lender has been authorized by the Borrower to record on the SCHEDULE attached to this Note the amount and date of each Revolving Loan made by the Lender, and the date and amount of each payment of principal thereof received by the Lender, PROVIDED that the failure by the Lender to make any such endorsement or any error therein shall not affect the obligations of the Borrower hereunder.

     This Note is the Crestar Bank Replacement Note described in that certain First Amendment to Credit Agreement of even date herewith by and among, the Borrower, the Lender, the other Lenders named therein, BAS, and the Agent, (the "First Amendment"), which First Amendment amends that certain Credit Agreement dated March 19, 1999 by and among the Borrower, the Lender, the other Lenders named therein, BAS and the Agent (as from time to time may be amended, modified, supplemented, renewed or extended the "Credit Agreement"), and this Note is one of the Revolving Credit Notes referred to in and entitled to the benefit of the Credit Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This Note amends, restates and increases in its entirety that certain Revolving Credit Note dated March 19, 1999 from the Borrower to the Lender, in the maximum principal amount of Seven Million Seven Hundred Thousand Dollars ($7,700,000) (the "Original Note"). It is expressly agreed that the indebtedness evidenced by the Original Note has not been extinguished or discharged by this Note, provided, however, that the full amount due to the Lender pursuant to the Original Note and this Note combined shall be the amount due to the Lender from the Borrower.

     Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon may become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     In addition and not in limitation of the foregoing the Borrower agrees to pay all reasonable costs and expenses incurred in the collection of this Note, including reasonable attorneys' fees if this Note is collected by or through an attorney at law, or in bankruptcy, receivership, or other court proceeding.

     Reference is made to Section 2.10 of the Credit Agreement for provisions relating to the prepayment hereof.

     The Borrower hereby waives presentment, demand, notice of dishonor, protest, and all other notices whatever.

     This Note shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.

WITNESS/ATTEST:                       ARGUSS HOLDINGS, INC.



 /s/ Haywood Miller                   By: /s/ Arthur Trudel
-----------------------------            -------------------------------
Haywood Miller, Secretary                Name:   Arthur Trudel
--------------                                   -----------------------
                                         Title:  Chief Financial Officer
                                                 -----------------------

                        SCHEDULE TO REVOLVING CREDIT NOTE

                 Principal      Type of      Interest Amount &
Date of Loan      Amount         Loan              Period            Date Repaid
------------      ------         -----             ------            -----------


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


                                                                       EXHIBIT C

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE
                   ------------------------------------------

$13,200,000                                                       March 22, 2000

     FOR VALUE RECEIVED, ARGUSS HOLDINGS, INC. (the "Borrower") hereby promises to pay to the order of FLEET BANK, N.A. (the "Lender") at the office of BANK OF AMERICA, N.A. (the "Agent"), or at such other place as may be designated by the Agent, for the account of the Applicable Lending Office of the Lender, in lawful money of the United States of America, and in immediately available funds, (i) on each Interest Payment Date, the unpaid principal amount outstanding of each Eurodollar Loan and each Base Rate Loan (ii) on the Revolving Commitment Termination Date, the principal sum of Thirteen Million Two Hundred Thousand Dollars ($13,200,000), or the aggregate unpaid principal amount outstanding of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined), whichever is less, and, prior to maturity, to pay interest from the date hereof on said principal sum, or the outstanding balance thereof, whichever is less, in like money and funds, at said office on the date or dates and at the rates or rates provided for in the Credit Agreement.

     The Lender has been authorized by the Borrower to record on the SCHEDULE attached to this Note the amount and date of each Revolving Loan made by the Lender, and the date and amount of each payment of principal thereof received by the Lender, PROVIDED that the failure by the Lender to make any such endorsement or any error therein shall not affect the obligations of the Borrower hereunder.

     This Note is the Fleet Bank Replacement Note described in that certain First Amendment to Credit Agreement of even date herewith by and among, the Borrower, the Lender, the other Lenders named therein, BAS, and the Agent, (the "First Amendment"), which First Amendment amends that certain Credit Agreement dated March 19, 1999 by and among the Borrower, the Lender, the other Lenders named therein, BAS and the Agent (as from time to time may be amended, modified, supplemented, renewed or extended the "Credit Agreement"), and this Note is one of the Revolving Credit Notes referred to in and entitled to the benefit of the Credit Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This Note amends, restates and increases in its entirety that certain Revolving Credit Note dated March 19, 1999 from the Borrower to the Lender, in the maximum principal amount of Seven Million Seven Hundred Thousand Dollars ($7,700,000) (the "Original Note"). It is expressly agreed that the indebtedness evidenced by the Original Note has not been extinguished or discharged by this Note, provided, however, that the full amount due to the Lender pursuant to the Original Note and this Note combined shall be the amount due to the Lender from the Borrower.

     Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon may become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     In addition and not in limitation of the foregoing the Borrower agrees to pay all reasonable costs and expenses incurred in the collection of this Note, including reasonable attorneys' fees if this Note is collected by or through an attorney at law, or in bankruptcy, receivership, or other court proceeding.

     Reference is made to Section 2.10 of the Credit Agreement for provisions relating to the prepayment hereof.

     The Borrower hereby waives presentment, demand, notice of dishonor, protest, and all other notices whatever.

     This Note shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.

WITNESS/ATTEST:                       ARGUSS HOLDINGS, INC.



 /s/ Haywood Miller                   By: /s/ Arthur Trudel
-----------------------------            -------------------------------
Haywood Miller, Secretary                Name:   Arthur Trudel
--------------                                   -----------------------
                                         Title:  Chief Financial Officer
                                                 -----------------------

                        SCHEDULE TO REVOLVING CREDIT NOTE

                 Principal      Type of      Interest Amount &
Date of Loan      Amount         Loan              Period            Date Repaid
------------      ------         -----             ------            -----------


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


                                                                       EXHIBIT D

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE
                   ------------------------------------------

$24,000,000                                                       March 22, 2000

     FOR VALUE RECEIVED, ARGUSS HOLDINGS, INC. (the "Borrower") hereby promises to pay to the order of KEYBANK, NATIONAL ASSOCIATION (the "Lender") at the office of BANK OF AMERICA, N.A. (the "Agent"), or at such other place as may be designated by the Agent, for the account of the Applicable Lending Office of the Lender, in lawful money of the United States of America, and in immediately available funds, (i) on each Interest Payment Date, the unpaid principal amount outstanding of each Eurodollar Loan and each Base Rate Loan (ii) on the Revolving Commitment Termination Date, the principal sum of Twenty Four Million Dollars ($24,000,000), or the aggregate unpaid principal amount outstanding of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined), whichever is less, and, prior to maturity, to pay interest from the date hereof on said principal sum, or the outstanding balance thereof, whichever is less, in like money and funds, at said office on the date or dates and at the rates or rates provided for in the Credit Agreement.

     The Lender has been authorized by the Borrower to record on the SCHEDULE attached to this Note the amount and date of each Revolving Loan made by the Lender, and the date and amount of each payment of principal thereof received by the Lender, PROVIDED that the failure by the Lender to make any such endorsement or any error therein shall not affect the obligations of the Borrower hereunder.

     This Note is the Keybank Replacement Note described in that certain First Amendment to Credit Agreement of even date herewith by and among, the Borrower, the Lender, the other Lenders named therein, BAS, and the Agent, (the "First Amendment"), which First Amendment amends that certain Credit Agreement dated March 19, 1999 by and among the Borrower, the Lender, the other Lenders named therein, BAS and the Agent (as from time to time may be amended, modified, supplemented, renewed or extended the "Credit Agreement"), and this Note is one of the Revolving Credit Notes referred to in and entitled to the benefit of the Credit Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This Note amends, restates and increases in its entirety that certain Revolving Credit Note dated March 19, 1999 from the Borrower to the Lender, in the maximum principal amount of Fourteen Million Dollars ($14,000,000) (the "Original Note"). It is expressly agreed that the indebtedness evidenced by the Original Note has not been extinguished or discharged by this Note, provided, however, that the full amount due to the Lender pursuant to the Original Note and this Note combined shall be the amount due to the Lender from the Borrower.

     Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon may become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     In addition and not in limitation of the foregoing the Borrower agrees to pay all reasonable costs and expenses incurred in the collection of this Note, including reasonable attorneys' fees if this Note is collected by or through an attorney at law, or in bankruptcy, receivership, or other court proceeding.

     Reference is made to Section 2.10 of the Credit Agreement for provisions relating to the prepayment hereof.

     The Borrower hereby waives presentment, demand, notice of dishonor, protest, and all other notices whatever.

     This Note shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.

WITNESS/ATTEST:                       ARGUSS HOLDINGS, INC.



 /s/ Haywood Miller                   By: /s/ Arthur Trudel
-----------------------------            -------------------------------
Haywood Miller, Secretary                Name:   Arthur Trudel
--------------                                   -----------------------
                                         Title:  Chief Financial Officer
                                                 -----------------------

                        SCHEDULE TO REVOLVING CREDIT NOTE

                 Principal      Type of      Interest Amount &
Date of Loan      Amount         Loan              Period            Date Repaid
------------      ------         -----             ------            -----------


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


                                                                       EXHIBIT E

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE
                   ------------------------------------------

$20,400,000                                                       March 22, 2000

     FOR VALUE RECEIVED, ARGUSS HOLDINGS, INC. (the "Borrower") hereby promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. (the "Lender") at the office of BANK OF AMERICA, N.A. (the "Agent"), or at such other place as may be designated by the Agent, for the account of the Applicable Lending Office of the Lender, in lawful money of the United States of America, and in immediately available funds, (i) on each Interest Payment Date, the unpaid principal amount outstanding of each Eurodollar Loan and each Base Rate Loan (ii) on the Revolving Commitment Termination Date, the principal sum of Twenty Million Four Hundred Thousand Dollars ($20,400,000), or the aggregate unpaid principal amount outstanding of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined), whichever is less, and, prior to maturity, to pay interest from the date hereof on said principal sum, or the outstanding balance thereof, whichever is less, in like money and funds, at said office on the date or dates and at the rates or rates provided for in the Credit Agreement.

     The Lender has been authorized by the Borrower to record on the SCHEDULE attached to this Note the amount and date of each Revolving Loan made by the Lender, and the date and amount of each payment of principal thereof received by the Lender, PROVIDED that the failure by the Lender to make any such endorsement or any error therein shall not affect the obligations of the Borrower hereunder.

     This Note is the Union Bank Replacement Note described in that certain First Amendment to Credit Agreement of even date herewith by and among, the Borrower, the Lender, the other Lenders named therein, BAS, and the Agent, (the "First Amendment"), which First Amendment amends that certain Credit Agreement dated March 19, 1999 by and among the Borrower, the Lender, the other Lenders named therein, BAS and the Agent (as from time to time may be amended, modified, supplemented, renewed or extended the "Credit Agreement"), and this Note is one of the Revolving Credit Notes referred to in and entitled to the benefit of the Credit Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This Note amends, restates and increases in its entirety that certain Revolving Credit Note dated March 19, 1999 from the Borrower to the Lender, in the maximum principal amount of Eleven Million Nine Hundred Thousand Dollars ($11,900,000) (the "Original Note"). It is expressly agreed that the indebtedness evidenced by the Original Note has not been extinguished or discharged by this Note, provided, however, that the full amount due to the Lender pursuant to the Original Note and this Note combined shall be the amount due to the Lender from the Borrower.

     Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon may become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     In addition and not in limitation of the foregoing the Borrower agrees to pay all reasonable costs and expenses incurred in the collection of this Note, including reasonable attorneys' fees if this Note is collected by or through an attorney at law, or in bankruptcy, receivership, or other court proceeding.

     Reference is made to Section 2.10 of the Credit Agreement for provisions relating to the prepayment hereof.

     The Borrower hereby waives presentment, demand, notice of dishonor, protest, and all other notices whatever.

     This Note shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.

WITNESS/ATTEST:                       ARGUSS HOLDINGS, INC.



 /s/ Haywood Miller                   By: /s/ Arthur Trudel
-----------------------------            -------------------------------
Haywood Miller, Secretary                Name:   Arthur Trudel
--------------                                   -----------------------
                                         Title:  Chief Financial Officer
                                                 -----------------------

                        SCHEDULE TO REVOLVING CREDIT NOTE

                 Principal      Type of      Interest Amount &
Date of Loan      Amount         Loan              Period            Date Repaid
------------      ------         -----             ------            -----------


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


                                                                       EXHIBIT F

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE
                   ------------------------------------------

$12,700,000                                                       March 22, 2000

     FOR VALUE RECEIVED, ARGUSS HOLDINGS, INC. (the "Borrower") hereby promises to pay to the order of NATIONAL CITY BANK (the "Lender") at the office of BANK OF AMERICA, N.A. (the "Agent"), or at such other place as may be designated by the Agent, for the account of the Applicable Lending Office of the Lender, in lawful money of the United States of America, and in immediately available funds, (i) on each Interest Payment Date, the unpaid principal amount outstanding of each Eurodollar Loan and each Base Rate Loan (ii) on the Revolving Commitment Termination Date, the principal sum of Twelve Million Seven Hundred Thousand Dollars ($12,700,000), or the aggregate unpaid principal amount outstanding of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined), whichever is less, and, prior to maturity, to pay interest from the date hereof on said principal sum, or the outstanding balance thereof, whichever is less, in like money and funds, at said office on the date or dates and at the rates or rates provided for in the Credit Agreement.

     The Lender has been authorized by the Borrower to record on the SCHEDULE attached to this Note the amount and date of each Revolving Loan made by the Lender, and the date and amount of each payment of principal thereof received by the Lender, PROVIDED that the failure by the Lender to make any such endorsement or any error therein shall not affect the obligations of the Borrower hereunder.

     This Note is the National City Bank Replacement Note described in that certain First Amendment to Credit Agreement of even date herewith by and among, the Borrower, the Lender, the other Lenders named therein, BAS, and the Agent, (the "First Amendment"), which First Amendment amends that certain Credit Agreement dated March 19, 1999 by and among the Borrower, the Lender, the other Lenders named therein, BAS and the Agent (as from time to time may be amended, modified, supplemented, renewed or extended the "Credit Agreement"), and this
Note is one of the Revolving Credit Notes referred to in and entitled to the benefit of the Credit Agreement. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This Note amends, restates and increases in its entirety that certain Revolving Credit Note dated March 19, 1999 from the Borrower to the Lender, in the maximum principal amount of Seven Million Seven Hundred Thousand Dollars ($7,700,000) (the "Original Note"). It is expressly agreed that the indebtedness evidenced by the Original Note has not been extinguished or discharged by this Note, provided, however, that the full amount due to the Lender pursuant to the Original Note and this Note combined shall be the amount due to the Lender from the Borrower.

     Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon may become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     In addition and not in limitation of the foregoing the Borrower agrees to pay all reasonable costs and expenses incurred in the collection of this Note, including reasonable attorneys' fees if this Note is collected by or through an attorney at law, or in bankruptcy, receivership, or other court proceeding.

     Reference is made to Section 2.10 of the Credit Agreement for provisions relating to the prepayment hereof.

     The Borrower hereby waives presentment, demand, notice of dishonor, protest, and all other notices whatever.

     This Note shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first above written.

WITNESS/ATTEST:                       ARGUSS HOLDINGS, INC.



 /s/ Haywood Miller                   By: /s/ Arthur Trudel
-----------------------------            -------------------------------
Haywood Miller, Secretary                Name:   Arthur Trudel
--------------                                   -----------------------
                                         Title:  Chief Financial Officer
                                                 -----------------------

                        SCHEDULE TO REVOLVING CREDIT NOTE

                 Principal      Type of      Interest Amount &
Date of Loan      Amount         Loan              Period            Date Repaid
------------      ------         -----             ------            -----------


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